UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 29, 2005
TD Banknorth Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51179	01-0437984

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

P.O. Box 9540, Two Portland Square, Portland, Maine	04112-9540

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (207) 761-8500
Not Applicable

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     The investor presentation used in connection with TD Banknorth Inc.’s 2005 Analyst Conference on July 29, 2005 is included as Exhibit 99 to this Current Report on Form 8-K.
Item 8.01 Other Events
     Reference is made to the Company’s Investor Presentation dated July 29, 2005, which is included as Exhibit 99 hereto and is incorporated herein by reference thereto.
Item 9.01 Financial Statements and Exhibits
     (a) Not applicable.
     (b) Not applicable.
     (c) The following exhibits are included with this Report:

Exhibit No.	Description
99	Investor Presentation, dated July 29, 2005
     This information, including the investor presentation filed as Exhibit 99, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TD BANKNORTH INC.
By:	/s/ Peter J. Verrill
	Name:	Peter J. Verrill
	Title:	Senior Executive Vice President and Chief Operating Officer

Date: July 29, 2005

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